UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Introduction

In a Schedule 13D filed on May 8, 2017, Sun Wise (UK), Co., Ltd, a private limited company incorporated under the laws of England and Wales (“Sun Wise”), reported beneficial ownership of 19,452,063 shares (the “Pledged Shares”) of Common Stock of SeaWorld Entertainment, Inc. (the “Company”), as well as its pledge of such shares related to certain loan obligations of Sun Wise.  Lord Central Opportunity V Limited, as security agent (the “Security Agent”) for PA Eminent Opportunity VI Limited (a controlled affiliate of PAG (f/k/a Pacific Alliance Group)) and China Huarong International Holdings Limited (together, the “Lenders”), has advised the Company that the Lenders have notified Sun Wise of a default under its loan obligations, the Lenders have foreclosed on the Pledged Shares and, accordingly, the Pledged Shares have been transferred to the name of the Security Agent (the “Transfer”).

The Company does not expect these matters to have a material impact on the Company’s business, financial position or results of operations.

Item 1.01	Entry Into a Material Definitive Agreement.

The information included in Item 8.01 below with respect to the Security Agent Letter Agreement (as defined below) is hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transfer and in accordance with the Stockholders Agreement, dated March 24, 2017 (the “Stockholders Agreement”), among the Company, Sun Wise and Zhonghong Zhuoye Group Co., Ltd. (“ZHG Group”), Yongli Wang, a director designee of Sun Wise, resigned from the Board on May 3, 2019.  Mr. Wang has served as a director of the Company since 2017.  The Board has determined that Yoshi Maruyama’s extensive experience and skill set make him a valuable member of the Board and asked Mr. Maruyama to remain in his current role as Chairman of the Board, although Sun Wise’s board nomination rights under the Stockholders Agreement have terminated.

Item 8.01 Other Information.

Letter Agreement with Sun Wise.  On May 3, 2019, Sun Wise and the Company entered into a letter agreement (“Sun Wise Letter Agreement”) whereby, among other matters, Sun Wise (1) instructed the Company to register the transfer of the Pledged Shares to the Security Agent on the Company’s books and records; (2) acknowledged and agreed that the Stockholders Agreement automatically terminated in accordance with its terms; and (3) agreed, to the fullest extent permitted by applicable law, to cause Mr. Wang to tender his resignation from the Board.

The Company agreed to waive the requirement to resign from the Board as a result of the Transfer with respect to Mr. Maruyama.

The foregoing description of the Sun Wise Letter Agreement is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Stockholders Agreement was previously filed by the Company as Exhibit 10.1 to the Current Report on Form 8-K, filed by the Company on March 24, 2017, and is incorporated herein by reference.

Letter Agreement with the Security Agent.  In connection with the Transfer, on May 3, 2019, the Company also entered into a letter agreement with the Security Agent (the “Security Agent Letter Agreement”).

Transfer Restrictions. The Security Agent Letter Agreement restricts the Security Agent from transferring any shares of the Company prior to May 8, 2019 except in certain specified circumstances.

After May 8, 2019, other than in connection with an underwritten public offering, block trade or certain other permitted transfers, the Security Agent will not be permitted to transfer shares of the Company to certain competitors of the Company or to a person or group known to the Security Agent or its broker to be a 5% stockholder (or who would become a 5% stockholder as a result of such transfer). In addition, in an underwritten public offering or a block trade, other than a permitted transfer, the Security Agent will instruct the managing underwriter or broker effecting such offering or trade not to transfer any shares to a person or group that is a 5% stockholder or would become a 5% stockholder as a result of such transfer (in each case, unless the identity of the purchaser is not known to the underwriter or broker). In an underwritten block trade, other than a permitted transfer, the Security Agent will also instruct the broker effecting such block trade not to transfer shares to certain competitors of the Company (unless the identity of the purchaser is not known to the Security Agent or its broker).

Registration Rights. Under the Security Agent Letter Agreement, the Security Agent agrees to be bound by, subject to and entitled to the benefits of the registration rights agreement, dated March 24, 2017 (the “Registration Rights Agreement”), between the Company and Sun Wise.  A copy of the Registration Rights Agreement was previously filed by the Company as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on March 24, 2017, and is incorporated herein by reference.  The Registration Rights Agreement provides that, subject to the transfer restrictions set forth in the Security Agent Letter Agreement, the Security Agent will have customary “demand” and “piggyback” registration rights. The Registration Rights Agreement also will require the Company to pay certain expenses relating to such registrations and indemnify the registration rights holder against certain liabilities under the Securities Act.

The foregoing description of the Security Agent Letter Agreement is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Termination of Certain Agreements.  As previously disclosed, on March 24, 2017, Sea Holdings I, LLC, a wholly owned subsidiary of the Company, and Zhonghong Holding Co., Ltd. (“Zhonghong Holding”), an affiliate of ZHG Group, entered into a park exclusivity and concept design agreement, dated March 24, 2017 (the “ECDA”), and a center concept and preliminary design agreement, dated March 24, 2017 (the “CDSA”).

Zhonghong Holding has defaulted on the payment of required amounts under the ECDA and CDSA.  Under the terms of the ECDA or CDSA, the Company was permitted, among other potential actions, to suspend its performance under the applicable agreement and/or terminate the applicable agreement with immediate effect.  On April 19, 2019, the Company notified Zhonghong Holding that the Company had elected to terminate the ECDA and CDSA.  Under the terms of the ECDA and CDSA, Zhonghong Holding is required to pay to the Company certain amounts following termination, although no assurance can be given that any such amounts will be paid to the Company.  The Company does not expect the termination of the ECDA and CDSA to have a material effect on the Company’s business or financial position.

Forward-Looking Statements

In addition to historical information, this current report contains statements relating to the transfer of ownership of Sun Wise’s shares of the Company’s common stock to the Security Agent and agreements to be entered into with the Security Agent that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this current report and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this current report, including statements concerning plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this current report, including among others, the risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”).

Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this current report. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors' likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this current report or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Letter Agreement, dated May 3, 2019, between Sun Wise (UK) Co., LTD and SeaWorld Entertainment, Inc.
10.2	Letter Agreement, dated May 3, 2019, between Lord Central Opportunity V Limited and SeaWorld Entertainment, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: May 6, 2019	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary